November 20, 1997

Norcen Energia Venezuela, S.A.
Fifth Avenue Place
P.O. Box 2595 STN M
425 -1 Street S. W.
Calgary, AB
T2P 4V4
CANADA

Attention: Mr. Robert J. Waters

Dear Sirs:

We are pleased to confirm that subject to acceptance by you, we have approved credit facilities to be provided by CIBC West Indies Offshore Banking Corporation (the Lender), for the use of Norcen Energia Venezuela, S A. (the Borrower) on, and subject to, the following terms and conditions:

Borrower:           Norcen Energia Venezuela, S. A.
---------

Lender:             CIBC West Indies Offshore Banking Corporation
-------

Amount/Availment:   US$150,000,000 - (one hundred and fifty million dollars,
-----------------   United States currency)

Type:               Demand loan
-----

Purpose:            To assist the company in its South American exploration and
--------            development activities.


Advances:           Subject to compliance by the Borrower with terms and
---------           conditions of this letter.


Repayment:          The facility is repayable on demand.
----------

                    The Borrower will pay interest quarterly in arrears on March 31, June 30, September 30 and December 31 on the basis of a year of 360 days.

Interest Rates:     Interest on the outstanding principal amount, and interest
---------------     on overdue interest compounded monthly, will be payable at the rate of LIBOR plus 70 basis points per annum on the basis of a 360 day year

                    Any interest collected will be net of the Venezuelan


                    withholding or other taxes.

November 20, 1997                                                         Page 2


Mr. Robert J. Waters
Treasurer
Norcen Energia Venezuela, S.A.
------------------------------



Fees:               With respect to the first US$50,000,000
-----

                    A negotiation fee of US$25,000.00 (twenty five thousand dollars, United States currency) will be payable to the Lender at first drawdown, with US$9,000 (nine thousand dollars, United States currency) being payable annually thereafter for as long as the agreement is in effect.

                    With respect to the next US$100,000,000

                    A negotiation fee of US$35,000.00 (thirty five thousand dollars, United States currency) will be payable to the Lender at first drawdown, with US$11,000 (eleven thousand dollars, United States currency) being payable annually thereafter for as long as the agreement is in effect.

                    Any fees collected will be net of the Venezuelan withholding or other taxes.

Security:           Norcen Energy Resources (Barbados) Limited will maintain, at
---------           all times, United States dollar cash deposits with the
                    Lender equal to the advances under this facility (the
                    Security). Norcen Energy Resources (Barbados) Limited will execute a Hypothecation Agreement substantially in the form of Exhibit A, and provide the Lender with corporate resolutions consenting to the Hypothecation Agreement

                    Interest will be paid on the Security by the Lender to Norcen Energy Resources (Barbados) Limited at the same rate and on the same terms as interest paid by the Borrower to the Lender on advances under this facility.

Conditions
----------
precedent:          Prior to any advances being made under the facility, the
----------          Lender shall have obtained the Security together with all
                    the necessary documentation, resolutions and legal opinions which shall be satisfactory to the Lender and its counsel.


                    The form of hypothecation [deposits of Norcen Energy Resources (Barbados) Limited being pledged to directly secure loans to the Borrower] will be reviewed by local legal counsel for the Lender and a legal opinion provided to confirm that:

                    I)   Norcen Energy Resources (Barbados) Limited has the

November 20, 1997                                                         Page 3

Mr. Robert J. Waters
Treasurer
Norcen Energia Venezuela, S.A.
------------------------------


                         necessary powers to pledge assets to secure loans to a third party (and/or) a related company.

                    ii) The Lender will have the ability to utilize the deposit to retire the loan in the event this should become necessary at some future date.

Covenants:          The Borrower, its subsidiaries, parent company and/or
----------          co-subsidiaries will conduct its business and maintain all the property of the Borrower in compliance with all material local, international, environmental statutes, regulations and by-laws.

                    The Lender reserves the right to off-set the hypothecated deposits against loans drawn, should there be in the Lender's opinion, any perceived risk to its position whether by way of environmental, legal, security, loan default or any other reasonable cause/factor/concern so deemed by the Lender.

                    The Borrower will indemnify and hold harmless each of the Lender or its affiliates and its directors, officers, employees and agents in respect of any costs, losses, damages, expenses, judgments, suits, claims, awards, fines, sanctions and liabilities whatsoever (including costs or expenses of defending or denying the same and including the costs or expenses for preparing any necessary environmental assessment report or other such reports) arising out of, in respect of (1) any release, deposit, discharge or disposal of any hazardous or toxic materials, contaminants, wastes or other substance in connection with the Borrower's property or business, and (ii) the remedial action (if any) taken by the Lender or of its subsidiaries or affiliates in respect of any such release, deposit, discharge or disposal. This facility will survive the repayment or cancellation of any facility or termination of this agreement.

Reporting
---------
Requirements:       The following statements, reports and information shall be
-------------       provided by the Borrower so long as the facilities remains outstanding:

                    1) Unaudited financial statements within 90 days of each fiscal year-end

                    2) Unaudited interim financial statements within 90 days each of the first, second and third quarter-ends.

November 20, 1997                                                         Page 4

Mr. Robert J. Waters
Treasurer
Norcen Energia Venezuela, S.A.
------------------------------


                    3) Audited annual consolidated financial statements of the parent company, Norcen Energy Resources Limited; within 120 days of each fiscal year-end.

Other:              If the Lender's cost of maintaining the loan described above
------              increases as a result of a change of any applicable law or the interpretation or the enforcement thereof by any court or governmental agency, the Borrower, after having received
                    10 days prior written notice, may either 1) pay the Lender on demand such additional amount sufficient to compensate the Lender for the increased cost calculated effective from the date of such notice; or ii) repay all principle and interest and terminate this agreement without any additional costs.

Judgment Currency: In order to obtain judgments, the Lender can convert ------------------ currencies to United States Dollars on a customary basis.

Cancellation:       The Borrower has the right to repay the advances outstanding
-------------       under this facility on the giving of 10 days prior notice in writing by the Borrower.

                    The Borrower has the right to cancel the facility described herein at its discretion, provided there are no advances outstanding under the facility to be canceled.

Events of Default:  The following events of default shall apply:
------------------

                    1) Failure to pay interest, fees and/or principal when due hereunder upon receipt of notice demanding payment.

                    2) Breach of any material representation, condition or covenant hereunder and if such default or breach is not remedied within 10 business days following receipt of a notice to that effect.

                    3) Default under any instrument for borrowed money in excess of CDN$25,000,000 (twenty five million dollars, Canadian currency) of the Borrower or any of their wholly-owned or controlled subsidiaries or affiliates and any applicable grace period has expired.

                    4) If an order is made or an effective resolution passed for the winding-up, liquidation or dissolution of the Borrower.

November 2O, 1997                                                         Page 5

Mr. Robert J. Waters
Treasurer
Norcen Energia Venezuela, S.A.
------------------------------


                    5) If the Borrower becomes insolvent, or institutes proceedings for its winding-up or dissolution, or to be adjudicated a voluntary bankrupt, or files an application seeking reorganization, arrangement, composition or any other similar relief under any bankruptcy, arrangement or other similar law, or makes an arrangement for the benefit of creditors, or applies for the appointment of a receiver or receiver-manager over any of its property, or admits in writing its inability to pay its debts generally as they become due, or suspends transaction of its usual business, or consents to any proceeding in 6) below.

                    6) Any application is filed or proceeding instituted against the Borrower to have it adjudged a bankrupt or insolvent or seeking reorganization, arrangement, composition or other similar relief under any bankruptcy, arrangement or any other similar law in respect of the Borrower, or seeking the appointment of a receiver or receiver-manager, administrator, liquidator, trustee or assignee in bankruptcy or insolvency of the Borrower or its property, or for the winding-up or dissolution of its affairs, and such application or proceeding remain in force undischarged or unstayed for a period of 30 days or more.

                    7) If the Borrower cease to carry on the ordinary course of its business or a substantial part thereof.

                    8) If effective control of the Borrower passes from the person or persons who presently exercise effective control to any other person or persons.

                    9) If there occurs any material adverse change to the financial condition, operation or capital of the Borrower.

No Waiver;
----------
Remedies:           No failure on the part of the Lender to exercise and no
---------           delay in exercising any right hereunder will operate as a
                    waiver thereof, nor will any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Applicable Law:     This agreement shall be governed by and construed in
---------------     accordance with the laws of Barbados.

November 2O, 1997                                                         Page 6

Mr. Robert J. Waters
Treasurer
Norcen Energia Venezuela, S.A.
------------------------------

Severability:       In case any of the provisions of this agreement shall for
-------------       any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provisions hereof and this agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

Expenses and Legal
------------------
Fees:               All reasonable costs incurred by the Lender, including legal
-----               opinions or any legal fees, in completing or attempting to complete this transaction, plus any costs of subsequent discharges, are for the Borrower's account.

Review:             The facility is subject to review at any time.
-------

Acceptance:         If the foregoing terms and conditions are acceptable to you,
-----------         please indicate to us your acceptance of this offer by
                    signing and returning to this office the enclosed copy of

                    this letter on or before November 30, 1997. If unaccepted by this date, our offer shall be considered null and void unless extended in writing by the Lender.

CIBC WEST INDIES OFFSHORE BANKING CORPORATION

Per: /s/ Shastrie Ablack
     ------------------------
     Shastrie Ablack
     Director


Per: /s/ Gregory E. Hinkson
     ------------------------
     Gregory E. Hinkson
     General Manager

November 20, 1997                                                         Page 7

Mr. Robert J. Waters
Treasurer
Norcen Energia Venezuela, S.A.
------------------------------

We hereby accept the above terms and conditions of financing

NORCEN ENERGIA VENEZUELA, S.A.

Per: /s/ Robert J. Waters
     ------------------------
     Robert J. Waters
     Treasurer

Per: /s/ Doug Palmer
     ------------------------
     Doug Palmer


Date: November 25, 1997
      -----------------------


NORCEN ENERGY RESOURCES (BARBADOS) LIMITED


Per: /s/
     ------------------------


Per: /s/
     ------------------------



Date: November 25, 1997
      -----------------------

                                                                       Exhibit A

HYPOTHECATION OF BANK BALANCES
------------------------------

         For Valuable Consideration, Norcen Energy Resources (Barbados) Limited (Norcen Barbados) hereby authorizes CIBC West Indies Offshore Banking Corporation (hereinafter called "the Bank") to retain and hold the sum of One Hundred and Fifty Million Dollars, United States currency (US$150,000,000) now or hereafter standing to the credit of Norcen Barbados in Deposit Account Number ____________________ or any substitutions therefor as a general and continuing collateral security for the payment of the present and future indebtedness and liability of Norcen Energia Venezuela, S.A. (the Borrower) to the Bank wheresoever and howsoever incurred and any ultimate unpaid balance thereof.

         Norcen Barbados agree(s) with the Bank that:

     (1) That in the event of any default in such payment and with written notice to Norcen Barbados, the said sum (or any part thereof from time to time) may, as and when the Bank thinks fit, be appropriated to and applied on such parts of said indebtedness and liability as to the Bank seems best, without prejudice to the Bank's claims upon the Borrower for any deficiency;

     (2) That the Bank may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Borrower and with other parties and securities as the Bank may see fit, without prejudice to the Bank's right to hold and/or deal with the said sum or any part thereof as herein provided;

     (3) That any loss other than a loss resulting from an act of gross negligence on the part of the Bank or its agents or representatives of or in respect of any securities received by the Bank from the Borrower or any other person, whether occasioned through the fault of the Bank or otherwise, shall not pro tanto or otherwise limit or lessen the Bank's right to hold and/or deal with the said sum or any part thereof as herein provided;

     (4) That until the said sum is appropriated and applied by the Bank as aforesaid, the Bank may refuse to honor any cheque or withdrawal made by Norcen Barbados or any of them, if more than one, on the said account unless there are funds to the credit of the said account, in addition to the said sum, sufficient to pay any such cheque or withdrawal;

     (5) That should the Bank, in its discretion from time to time, permit Norcen Barbados or any one of them, if more than one, to withdraw by cheque or otherwise all or any part of the said sum, then any amounts so withdrawn shall be replaced by further deposits to be made by Norcen Barbados to the credit of the said account and such deposits shall, to the extent required, replace any amount or amounts so withdrawn and shall be subject to the provisions of this agreement so that the amount of the said sum as hereinbefore provided shall be maintained by Norcen Barbados in the said account;

     (6) To the extent that the said sum retained on deposit at the Bank exceeds the indebtedness to the Bank, Norcen Barbados shall have the right to either i) retain the excess funds on deposit with the Bank free from hypothecation, or ii) withdraw the excess funds at no cost. Excess funds will be subject to prevailing deposit rates;

     (7) The Bank will pay interest to Norcen Barbados on all amounts retained on deposit at the Bank. For the equivalent hypothecated deposit, interest will be paid at a rate of LIBOR plus 70 basis points per annum, payable quarterly in arrears on March 31, June 30, September 30 and December 31 on the basis of a year of 360 days;

     (8) This security is in addition and without prejudice to any other security now or hereafter held by the Bank.

Dated at                        this       day of             , 19
         ----------------------      -----        ------------    -----

NORCEN ENERGY RESOURCES (BARBADOS) LIMITED

-----------------------------------            ---------------------------------

HYPOTHECATION OF BANK BALANCES
------------------------------

         For Valuable Consideration, Norcen Energy Resources (Barbados) Limited (Norcen Barbados) hereby authorizes CIBC West Indies Offshore Banking Corporation (hereinafter called "the Bank") to retain and hold the sum of 0ne Hundred and Fifty Million Dollars, United States currency (US$150,000,000) now or hereafter standing to the credit of Norcen Barbados in Deposit Account Number ____________________ or any substitutions therefor as a general and continuing collateral security for the payment of the present and future indebtedness and liability of Norcen Energia Venezuela, S.A. (the Borrower) to the Bank wheresoever and howsoever incurred and any ultimate unpaid balance thereof.

         Norcen Barbados agree(s) with the Bank that:
     (1) That in the event of any default in such payment and with written notice to Norcen Barbados, the said sum (or any part thereof from time to time) may, as and when the Bank thinks fit, be appropriated to and applied on such parts of said indebtedness and liability as to the Bank seems best, without prejudice to the Bank's claims upon the Borrower for any deficiency;

     (2) That the Bank may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Borrower and with other parties and securities as the Bank may see fit, without prejudice to the Bank's right to hold and/or deal with the said sum or any part thereof as herein provided;


     (3) That any loss other than a loss resulting from an act of gross negligence on the part of the Bank or its agents or representatives of or in respect of any securities received by the Bank from the Borrower or any other person, whether occasioned through the fault of the Bank or otherwise, shall not pro tanto or otherwise limit or lessen the Bank's right to hold and/or deal with the said sum or any part thereof as herein provided;

     (4) That until the said sum is appropriated and applied by the Bank as aforesaid, the Bank may refuse to honor any cheque or withdrawal made by Norcen Barbados or any of them, if more than one, on the said account unless there are funds to the credit of the said account, in addition to the said sum, sufficient to pay any such cheque or withdrawal;

     (5) That should the Bank, in its discretion from time to time, permit Norcen Barbados or any one of them, if more than one, to withdraw by cheque or otherwise all or any part of the said sum, then any amounts so withdrawn shall be replaced by further deposits to be made by Norcen Barbados to the credit of the said account and such deposits shall, to the extent required, replace any amount or amounts so withdrawn and shall be subject to the provisions of this agreement so that the amount of the said sum as hereinbefore provided shall be maintained by Norcen Barbados in the said account;

     (6) To the extent that the said sum retained on deposit at the Bank exceeds the indebtedness to the Bank, Norcen Barbados shall have the right to either i) retain the excess funds on deposit with the Bank free from hypothecation, or ii) withdraw the excess funds at no cost. Excess funds will be subject to prevailing deposit rates;

     (7) The Bank will pay interest to Norcen Barbados on all amounts retained on deposit at the Bank. For the equivalent hypothecated deposit, interest will be paid at a rate of LIBOR plus 70 basis points per annum, payable quarterly in arrears on March 31, June 30, September 30 and December 31 on the basis of a year of 360 days;

     (8) This security is in addition and without prejudice to any other security now or hereafter held by the Bank.

Dated at Calgary and Barbados    this   25th   day of  November      , 1997
         ---------------------        --------        --------------     --

NORCEN ENERGY RESOURCES (BARBADOS) LIMITED

/s/                                            /s/
-----------------------------------            ---------------------------------

                           Deposit Agreement Between
             CIBC West Indies Offshore Banking Corporation ("CIBC")
                                      and
             Norcen Energy Resources (Barbados) Limited ("Norcen")
                               November 25, 1997

Wherein Norcen has agreed to deposit funds with the CIBC pursuant to the

Hypothecation of Bank Balances Agreement dated November 20, 1997 (the "Hypothecation Agreement"); and

Wherein the CIBC has agreed to lend funds to Norcen Energia Venezuela S.A. ("NEVSA") pursuant to a demand loan agreement dated November 20, 1997 (the "Loan Agreement"),

The CIBC agrees that, to the extent that Norcen is entitled to withdraw all or part of its deposit pursuant to the Hypothecation Agreement between Norcen and CIBC and the CIBC defaults or otherwise fails to return that part of the deposit to Norcen, then upon the expiry of ten (10) business days from the said default or failure, Norcen may apply at its discretion, that part of the deposit amount against the indebtedness and liability to the CIBC by NEVSA pursuant to the Loan Agreement.

Acknowledged and agreed by:

CIBC West Indies Offshore Banking Corporation ("CIBC")

/s/  Gregory Hinkson
---------------------------------------

/s/
---------------------------------------

date: December 2, 1997
      ------------------


Norcen Energy Resources (Barbados) Limited

/s/
---------------------------------------

/s/
---------------------------------------

date: Nov. 25, 1997
      ------------------